UNITED STATES
                                    SECURITIES AND EXCHANGE COMMISSION

                                         Washington, D. C. 20549




                                                 FORM 8-K


                                              CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 24, 1998




                                              U S WEST, Inc.
                          (Exact name of registrant as specified in its charter)

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        A Delaware Corporation                  Commission File             IRS Employer Identification
       (State of incorporation)                  Number 1-8611                     No. 84-0926774

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                            7800 East Orchard Road, Englewood, Colorado 80111
                                 (Address of principal executive offices)


                                     Telephone Number (303) 793-6500
                           (Registrant's telephone number, including area code)

Item 5.  Other Events

On April 24 1998, U S WEST Communications Group released its first quarter earnings results. In addition, U S WEST Media Group released its first quarter earnings results on April 29, 1998. The releases and financial statements are attached hereto as Exhibits.

On May 1, 1998, Doug Holmes, MediaOne Executive Vice President - Finance, Strategy and Business Development, was named MediaOne Group Executive Vice President - Strategy and Business Development. He will report to MediaOne Group President and CEO Chuck Lillis and be responsible for integrating strategy, technology and business development activities across the corporation. As part of this, he will lead a more aggressive effort to identify and develop new business opportunities for MediaOne Group. Mr. Holmes has been a Vice President of U S WEST since 1995 and has held a variety of positions at U S WEST since 1990. Age 37.

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Item 7.  Exhibits
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Exhibit       Description

27            Financial Data Schedule.

99A Press Release issued April 25, 1998 concerning the earnings results of U S WEST Communications Group for the first quarter of 1998.

99A.1 Unaudited Combined Statements of Income of U S WEST Communications Group for the quarters ended March 31, 1997 and 1998, filed in connection with the Press Release dated April 24, 1998.

99A.2 Unaudited Selected Combined Group Data of U S WEST Communications Group for the quarters ended March 31, 1997 and 1998, filed in connection with the Press Release dated April 24, 1998.

99A.3 Unaudited Combined Balance Sheets of U S WEST Communications Group for the quarter ended March 31, 1998 and the year ended December 31, 1997, filed in connection with the Press Release dated
              April 24, 1998.

99A.4 Unaudited Combined Statements of Cash Flows of U S WEST Communications Group for the quarters ended March 31, 1997 and 1998, filed in connection with the Press Release dated April 24, 1998.

99B Press Release issued April 29, 1998 concerning the earnings results of U S WEST Media Group for the first quarter of 1998.

99B.1 Unaudited Combined Statements of Operations of U S WEST Media Group for the quarters ended March 31, 1998 and 1997, filed in connection with the Press Release dated April 29, 1998.

99B.2 Unaudited Combined Balance Sheets of U S WEST Media Group for the quarter ended March 31, 1998 and the year ended December 31, 1997, filed in connection with the Press Release dated April 29, 1998.


99B.3 Unaudited Selected Data of U S WEST Media Group for the quarters ended March 31, 1997 and 1998, filed in connection with the Press Release dated April 29, 1998.

99B.4 Unaudited Selected Financial and Domestic Cable and Broadband Operating Highlights of U S WEST Media Group for the quarters ended March 31, 1997 and 1998, filed in connection with the Press Release dated April 29, 1998.

99B.5 Unaudited Selected Financial Data of U S WEST Media Group for the quarters ended March 31, 1997 and 1998, filed in connection with the Press Release dated April 29, 1998.

99C.1 Unaudited Consolidated Statements of Income of U S WEST, Inc. for the quarter periods ended March 31, 1997 and 1998.

99C.2 Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the quarter ended March 31, 1998 and the year ended December 31, 1997.

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                                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          U S WEST, Inc.

                                          /s/ STEPHEN E. BRILZ
                                          By:__________________________
                                          Stephen E. Brilz
                                          Assistant Secretary

Dated:  May 5, 1998